UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2015
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On February 10, 2015, Talon OP, L.P. (“Talon OP”), a Minnesota limited partnership and the entity through which Talon Real Estate Holding Corp. conducts substantially all of its business, entered into a promissory note with US Income Partners, LLC, known as USIP, to borrow up to $2,000,000 in aggregate principal with an interest rate of 16% and a maturity date of March 1, 2016.  The loan is secured by a second mortgage on certain property at 10301 Bren Road West, Minnetonka, MN held by Talon Bren Road, LLC, a wholly owned subsidiary of Talon OP.  The loan documents contain events of default that are customary for loans of this type.

The foregoing description of the terms and conditions of the loan documents does not purport to be complete and is qualified in its entirety by the Promissory Note executed by Talon OP in favor of US Income Partners, LLC, dated February 10, 2015 and the Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement executed by Talon Bren Road, LLC in favor of USIP, dated February 10, 2015, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

The obligations of Talon OP under the loan are guaranteed by both Talon Real Estate Holding Corp. and Thomas E. Masaschi. In consideration for Mr. Masaschi providing the guaranty, Talon Real Estate Holding Corp. issued Mr. Masaschi 460,000 shares of the its common stock. The foregoing description of the terms and conditions of these agreements does not purport to be complete and is qualified in its entirety by the Guaranty Agreement executed by Talon Real Estate Holding Corp. in favor of USIP, effective as of February 10, 2015, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.01.

Competition of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

As described in Item 1.01, on February 10, 2015 Talon Real Estate Holding Corp. issued an aggregate of 460,000 shares of its common stock in an unregistered transaction. It did so in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering, and Rule 506 promulgated thereunder, in view of the absence of a general solicitation, the limited number of offerees and purchasers, and the representations and agreements of Mr. Masaschi in a subscription agreement.

Item 9.01.

Exhibits.

(d)

Exhibits.

10.1

Promissory Note executed by Talon OP, LP in favor of US Income Partners, LLC, dated February 10, 2015.

10.2

Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement executed by Talon Bren Road, LLC in favor of US Income Partners, LLC, dated February 10, 2015.

10.3

Guaranty Agreement executed by Talon Real Estate Holding Corp.in favor of US Income Partners, LLC, effective as of February 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: February 13, 2015	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description	Manner of Filing

10.1	Promissory Note executed by Talon OP, LP in favor of US Income Partners, LLC, dated February 10, 2015.	Filed Electronically

10.2	Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement executed by Talon Bren Road, LLC in favor of US Income Partners, LLC, dated February 10, 2015.	Filed Electronically

10.3	Guaranty Agreement executed by Talon Real Estate Holding Corp. in favor of US Income Partners, LLC, effective as of February 10, 2015.	Filed Electronically